UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2019

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ⎕

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Item 1.01 Entry into a Material Definitive Agreement

On October 31, 2019, Avid Technology, Inc. (the “Company”) entered into a support agreement (the “Agreement”) with Impactive Capital LP (“Impactive”) and Christian A. Asmar (the “Designee”).

Under the Agreement, the Company has agreed to (i) increase the size of its board of directors (the “Board”) from nine to ten directors and (ii) appoint the Designee as a director to serve for a term expiring at the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”). Upon his appointment as a director, the Designee will be offered the opportunity to become a member of the Nominating and Governance Committee of the Board. Subject to certain conditions, including the Designee’s good faith affirmation of his compliance with the Company’s Code of Conduct and Corporate Governance Guidelines, the Company has agreed to nominate the Designee (or a replacement designated by Impactive, subject to certain conditions, including being reasonably acceptable to the Company) for election for one additional year at the 2020 Annual Meeting.

In addition, Impactive and the Designee have agreed that the Designee will promptly tender his resignation from the Board if at any time during which he serves on the Board the number of shares of common stock of the Company beneficially owned by Impactive is less than one half of the common stock of the Company held by Impactive at the time of the Agreement.

Pursuant to the Agreement, Impactive and the Designee are subject to certain standstill restrictions, which prohibit them from, among other things, (i) engaging in any solicitation of proxies or consents or becoming a participant in any solicitation of proxies or consents other than soliciting proxies on behalf of the Company in accordance with the recommendations of the Board; (ii) forming or joining a “group” under of Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to the voting securities of the Company; (iii) making or participating, directly or indirectly, in any tender offer, exchange offer, merger, consolidation, acquisition, business combination, sale of a division, sale of substantially all assets, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving the Company or any of its subsidiaries; (iv) seeking, alone or in concert with others, representation on the Board or the removal of any member of the Board; (v) making any stockholder proposal; or (vi) calling a special meeting of stockholders, in each case, subject to certain limited exceptions.

These standstill restrictions terminate upon the earliest to occur of (i) May 15, 2020, (ii) the date of the Company’s 2020 annual meeting of stockholders and (iii) ten business days after such date, if any, that Impactive provides written notice to the Company that the Company materially breached any of its commitments or obligations under the Agreement where the Company has not cured such breach within ten business days after such written notice (such period, the “Standstill Period”).

Pursuant to the Agreement, Impactive and the Designee are subject to certain lockup restrictions, which prohibit them from “short-selling” any of the Company’s securities or otherwise acquiring any direct or indirect beneficial ownership of, right to acquire, and/or economic exposure to, any securities of the Company or rights or options to own or acquire any securities of the Company which may increase in value from the decline of the value of any security of the Company.

These lockup provisions terminate upon the earlier of (x) the date of the 2021 annual meeting of stockholders (or such longer period as the Designee or, in certain circumstances, a replacement director selected pursuant to the Agreement, continues to serve on the Board), and (y) ten business days after such date, if any, that the Impactive provides written notice to the Company that the Company has materially breached any of its commitments or obligations under this Agreement where the Company has not cured such breach within ten business days after such written notice (such period, the “Lockup Period”).

During the Standstill Period, Impactive has also agreed to vote its shares in favor of the Company’s nominees of directors for election to the Board and in accordance with any other recommendations of the Board that the Designee has approved in his capacity as a director on the Board.

In connection with entry into the Agreement, Impactive and the Designee have also entered into a non-disclosure agreement, the form of which is attached as Exhibit B to the Agreement.

The Agreement will terminate upon the expiration of the Lockup Period.

The foregoing description is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On October 31, 2019, the Company issued a press release (the "Preliminary Results Press Release") announcing certain preliminary financial results for the third quarter of 2019. In the Preliminary Results Press Release, the Company also announced that it would be holding a conference call on November 7, 2019 to discuss its financial results for the third quarter of 2019. A copy of the Preliminary Results Press Release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in Item 1.01 is incorporated herein by reference. On October 31, 2019, the Board increased the size of the Board from nine to ten directors and appointed Mr. Asmar as a director to serve for a term expiring at the 2020 Annual Meeting.

As a non-employee director, Mr. Asmar will receive the compensation offered to all of the Company’s non-employee directors for services on the Board, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 1, 2019.

The Board has determined that Mr. Asmar is an independent director under the Nasdaq listing standards. Pursuant to the Agreement, Mr. Asmar has agreed to be governed by all Company policies, procedures, processes, codes, rules, standards and guidelines applicable to all Board members.

Item 7.01 Regulation FD Disclosure

On October 31, 2019, the Company issued a press release (the "Board Member Press Release") announcing the entry into the Agreement, the increase in the size of the Board and the appointment of Mr. Asmar to the Board. A copy of the Board Member Press Release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
10.1	Support Agreement, dated as of October 31, 2019, between the Company, Impactive Capital LP and Christian A. Asmar
99.1	Press Release issued by Avid Technology, Inc. dated October 31, 2019 announcing certain preliminary financial results for the third quarter of 2019
99.2	Press Release issued by Avid Technology, Inc. dated October 31, 2019 announcing entry into a Support Agreement and the appointment of a new director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: October 31, 2019	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President and Chief Financial Officer